UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/21/2011

Identive Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-29440

Delaware	77-0444317
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1900-B Carnegie Avenue
Santa Ana, CA 92705
(Address of principal executive offices, including zip code)

949-250-8888
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On September 21, 2011, Identive Group, Inc. (the "Company") posted an entry discussing the Company's opportunities in NFC technology to the "Blog" page on its corporate website at www.identive-group.com, a copy of which is furnished herewith as Exhibit 99.1.

The information set forth in Item 7.01 and Item 9.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.    Financial Statements and Exhibits

(d)       Exhibits.

             99.1   Entry entitled "Identive opportunity with NFC" from corporate "Blog" page dated September 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identive Group, Inc.

Date: September 21, 2011	By:	/s/ Melvin Denton-Thompson
Melvin Denton-Thompson
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Blog entry Sept 21, 2011